Genprex™

REPROGRAMMING THE COURSE OF CANCER AND DIABETES

NASDAQ: GNPX

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing and success of our clinical trials and planned clinical trials of our product candidates and the timing and success of obtaining FDA approval of our product candidates. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designation, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates costs associated with developing our product candidates and whether patents will ever be issued under patent application that are the subject of our license agreements. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

GNPX AT A GLANCE

DATA AS OF SEPTEMBER 25, 2020

COMPANY	SYMBOL	EXCHANGE	SHARE PRICE	MARKET CAP	10-DAY AVG VOLUME	SHARES OUTSTANDING
Genprex, Inc.	GNPX	Nasdaq	$3.37	$130M	722K	38,870,704

Cash as of June 30, 2020:

$22,127,179

Outstanding shares are as of August 7, 2020.

MAJOR COMPETITIVE ADVANTAGES

WE HAVE A GENE THERAPY PLATFORM. Our non-viral nanoparticle delivery system is designed to deliver a variety of therapeutic genes to fight cancer. Data indicate that our lead drug candidate, GPX-001, may be combined with a number of approved cancer drugs, and that it may be effective against many types of cancer, including non-small cell lung cancer, glioblastoma, head and neck cancer, breast cancer (including triple negative breast cancer), renal cell carcinoma, and soft tissue carcinoma.

WE TARGET LARGE MARKETS AND UNMET NEED IN CANCER & DIABETES. Our initial disease indication is non-small cell lung cancer (NSCLC). Lung cancer is the leading cause of cancer deaths worldwide. NSCLC constitutes approximately 84% of lung cancers, and the projected market size of lung cancer therapeutics is expected to grow to $26.3 billion by 2023. We are also developing a separate therapy for diabetes, with a projected $78.2 billion market by the end of 2026.

OUR LEAD CANCER GENE THERAPY, GPX-001, CAN BE COMBINED WITH AND MAY IMPROVE THE BENEFITS OF TOP-SELLING CANCER DRUGS. GPX-001, is synergistic with TKI EGFR inhibitors, including **Tagrisso®**, and with checkpoint inhibitors, including **Keytruda®**. **Tagrisso**, with sales of more than $3 billion in 2019, **is AstraZeneca's largest selling drug**. **Keytruda**, with sales of more than $11 billion in 2019, **is Merck's largest selling drug**. Data show that combining GPX-001 with Tagrisso or Keytruda achieves more favorable results than either drug alone.

WE HOLD AN FDA FAST TRACK DESIGNATION for use of GPX-001, combined with Astra Zeneca's Tagrisso, in late stage lung cancer patients whose disease progressed after treatment with Tagrisso. Nearly all patients receiving Tagrisso experience disease progression. According to AstraZeneca's data, the median time to progression is about 18 months.

WE HAVE DEMONSTRATED CLINICAL ACHIEVEMENT. GPX-001 has been tested in **more than 50 patients** over two Phase I clinical trials and a portion of a Phase II clinical trial showing a favorable safety profile and evidence of efficacy in lung cancer.

WE PLAN TO INITIATE TWO CLINICAL TRIALS IN LUNG CANCER IN 2021. We plan to initiate a clinical trial of GPX-001 combined with **Tagrisso** and a clinical trial of GPX-001 combined with **Keytruda** in late stage lung cancer patients in 2021.

WE HAVE WORLD CLASS ACADEMIC PARTNERS. Our cancer therapies were invented and developed at **The University of Texas MD Anderson Cancer Center**. Our diabetes therapy was invented and developed at the **University of Pittsburgh**.

WE ARE EXPANDING OUR PIPELINE. We are constantly working to add to our pipeline of new drugs, drug combinations and disease indications through a robust pre-clinical research program at MD Anderson, and by actively exploring in-licensing and other acquisition opportunities.

WE HAVE A STRONG BALANCE SHEET. With more than $22 million in cash as of June 30, 2020, we are well positioned to advance our programs.

EXECUTIVE SUMMARY

MAJOR COMPETITIVE ADVANTAGES

- GENE THERAPY PLATFORM
- LARGE MARKETS AND UNMET NEED
- COMBINATION TRIALS WITH TOP SELLING CANCER DRUGS
- FDA FAST TRACK DESIGNATION
- DEMONSTRATED CLINICAL ACHIEVEMENT
- INITIATING TWO LUNG CANCER TRIALS IN 2021
- WORLD-CLASS ACADEMIC PARTNERS
- EXPANDING PIPELINE
- STRONG BALANCE SHEET

FAST TRACK DESIGNATION



- Genprex received Fast Track Designation for **GPX-001 + EGFR inhibitor osimertinib (AstraZeneca's Tagrisso®)** for NSCLC patients that progressed on osimertinib alone.
- Tagrisso® had **$3B+ worldwide gross sales in 2019**, and it is AZ's highest grossing product.
- FTD is for therapies showing potential to **address unmet medical need** for a serious or life-threatening disease.
- FTD helps **facilitate** drug development, **expedites** regulatory review and **opens potential doorways** for accelerated approval, rolling review of subsequent BLA and priority review.

RESEARCH AND DEVELOPMENT PIPELINE


PATHWAY TO APPROVAL
PRECLINICAL
CLINICAL PHASE 1
CLINICAL PHASE 2
CLINICAL PHASE 3
ONCOLOGY
NON-SMALL CELL LUNG CANCER
GPX-001 + TARGETED THERAPIES
ONC-002
GPX-001 + ERLOTINIB
ONC-003
GPX-001 + OSIMERTINIB
GPX-001 + IMMUNOTHERAPIES
ONC-004
GPX-001 + PEMBROLIZUMAB
DIABETES
DIA-001
GPX-002
U.S. FDA Fast Track Designation

Osimertinib is now considered a new standard of care in the United States for NSCLC patients with an EGFR mutation. Given this and receipt of FDA's Fast Track Designation for use of GPX-001 combined with osimertinib in patients whose tumors progress on osimertinib, we have decided to prioritize this drug combination and patient population. Therefore, we plan to initiate a Phase I/II clinical trial of GPX-001 combined with osimertinib in early 2021 and do not intend to reopen enrollment in the current Phase I/II trial using the combination of GPX-001 and erlotinib at this time.

GPX-001 + TAGRISSO®

GENERAL STUDY CHARACTERISTICS

- GPX-001 in combination with AstraZeneca's Tagrisso (osimertinib) for NSCLC
- FDA Fast Track Designation
- Patients with Stage 4, EGFR mutant NSCLC whose disease progressed after Tagrisso
- ~10 U.S. sites
- ~100 patients
    - Phase I: 9-18 patients
    - Phase II: 82 patients
- Interim analysis at 53 events
- Initiating Phase 1/2 study in 1H 2021

MEASURING TIME FROM FIRST PROGRESSION TO SECOND PROGRESSION: TAGRISSO + GPX-001 VS. TAGRISSO MONOTHERAPY


PHASE 1
DOSE ESCALATION TAGRISSO + GPX-001
PHASE 2
STUDY ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
TAGRISSO + GPX-001
Second progression
VS.
CONTROL ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
CONTINUED TAGRISSO MONOTHERAPY
Second progression

GPX-001 + TAGRISSO®

PHASE 1 COMPONENT

- 3+3 dose escalation of GPX-001 in combination with Tagrisso

PRIMARY ENDPOINT

- Dose limiting toxicity

PHASE 2 COMPONENT

- Randomized 1:1, open-label, 2-arm study of GPX-001 in combination with Tagrisso vs. Tagrisso monotherapy

PRIMARY ENDPOINT

- Progression free survival ("PFS")
- PFS improvement of GPX-001 combination versus Tagrisso monotherapy after first progression on Tagrisso monotherapy

Note: PFS improvement of GPX-001 + Tagrisso over Tagrisso monotherapy is estimated to be 4-5 months.

SECONDARY ENDPOINTS

- Overall response rate
- Overall survival
- Tolerability
- Number of adverse events

BRIDGING GAPS IN MODERN MEDICINE

HELPING PATIENTS WITH LIMITED TREATMENT OPTIONS

ONCOLOGY

- Genprex's **oncology combination treatment approach** utilizes targeted therapies and immunotherapies.
- Planned clinical trials include combinations with **osimertinib** (AstraZeneca's top selling drug Tagrisso®) and **pembrolizumab** (Merck's top selling drug Keytruda®).
- Lung cancer is the **leading cause** of cancer deaths.

DIABETES

- Gene therapy drug candidate addresses **Type 1 and Type 2** diabetes.
- May **eliminate daily burden** of checking and monitoring blood glucose levels.
- May **eliminate the need for insulin** and daily medication.
- Affects **34 million people** in the U.S.



ONCOLOGY PROGRAM

NON-SMALL CELL LUNG CANCER

MARKET STATISTICS

84%

MOST COMMON LUNG CANCER

NSCLC represents the majority of all lung cancers.

2M

WORLDWIDE CASES

Almost two million cases per year worldwide.

228K

UNITED STATES

More than a quarter of a million new cases per year in the U.S.

$3B+

TAGRISSO® 2019 SALES

AstraZeneca's highest grossing product.

$11B+

KEYTRUDA® 2019 SALES

Merck's highest grossing product.

$26.3B+

GLOBAL MARKET

Global market is projected to grow from $17.9 billion in 2018 to $26.3 billion by 2023.

PROBLEM: FEW PATIENTS BENEFIT FROM MODERN THERAPIES

LIMITATIONS TO NSCLC TREATMENT

	TARGETED THERAPIES	IMMUNOTHERAPIES
PATIENT ELIGIBILITY	**10%** Of patients have an activating EGFR mutation and can benefit from targeted therapies[1]	**12%** Of patients are eligible for and benefit from immunotherapies[2]
LIMITED BENEFITS	**"Drug resistance becomes inevitable over time"[1]**	**"Few patients obtain any durable benefit and many relapse with drug resistant disease"[3]**

1. El-Telbany A, Ma PC. Cancer genes in lung cancer: racial disparities: are there any? Genes Cancer. 2012;3(7-8):467-480. doi:10.1177/1947601912465177
2. Haslam A, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Are Eligible for and Respond to Checkpoint Inhibitor Immunotherapy Drugs. JAMA Netw Open. 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535
3. Meyers DE, Bryan PM, Banerji S, Morris DG. Targeting the PD-1/PD-L1 axis for the treatment of non-small-cell lung cancer. *Curr Oncol.* 2018;25(4):e324-e334. doi:10.3747/co.25.3976

SOLUTION: NOVEL PLATFORM TO TREAT CANCER

ONCOPREX™ NANOPARTICLE DELIVERY PLATFORM

GENES
Multiple tumor suppressor genes

SYNERGIES
Modern approach using combination therapy

CANCERS
Genetic mutations found in other cancers

ONCOPREX™ NANOPARTICLE DELIVERY PLATFORM

CATIONIC LIPID NANOVESICLE CARRIES DRUG TO TUMORS



Positively charged nanovesicle
TUSC2 gene Cassette
Negatively charged cancer cell
Nanovesicle attaches to cancer cell like a magnet
Cancer killing genes integrate into cell
Cell death

Our **non-viral,** biodegradable, **positively-charged lipid nanovesicle** has affinity to negatively-charged cancer cells, with a **10- to 25-fold uptake** in cancer cells vs. normal cells and has been **well tolerated in humans** with **> 50 study patients**.

GPX-001 TARGETS CANCER AT ITS CORE

DOTAP: CHOL-TUSC2


TUSC2

CONTROLS CELL SIGNALING

Pan-kinase inhibition decreases cell proliferation


Injured cell
Apoptosis

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cell death



MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

GPX-001 INHIBITS KEY CELL SIGNALING

TUSC2 TUMOR SUPPRESSOR GENE HAS PAN-KINASE ACTIVITY
THAT CAN OVERCOME CANCER RESISTANCE PATHWAYS


EGF
EGFR
Inhibition
TUSC2
PI3K
Ras
AKT
Raf
MAPKK
GSK-3
MAPK
Nucleus
Cell Survival Proliferation


Apoptotic Stimuli Oncogenic Stress
Intrinsic Apoptosis Signaling Pathway
TUSC2
Inhibition
MDM2
P53
CYT C
Mitochondria
Inhibition
BCL2
BAK BAX
ATP
Apaf1
ADP
ADP
TUSC2
CYT C
Casp9
Casp9
Caspase Cascades
Apoptosis

GPX-001 AFFECTS TUMOR IMMUNOGENICITY

TUSC2 ALSO SHOWN TO UPREGULATE NK AND CD8+ T CELLS, AND DOWNREGULATE PD-L1 RECEPTORS


TUSC2
IL-15 mRNA
Nucleus
Ribosome
IL-15
IL-15
Immature NK cells
Mature NK cells

GPX-001 MONOTHERAPY

ONC-001 TRIAL

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase I monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Maximum Tolerated Dose (MTD) established
- Well-tolerated in patients



(Metabolic responses in late-stage metastatic lung cancer patient)

Source: Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

GPX-001 + ERLOTINIB COMBINATION

PHASE II PRELIMINARY DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	LINE OF THERAPY
Positive (exon 18+20)	CR	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Erlotinib *Multiple cycles*	3
Positive (exon 21)	SD	Erlotinib	2
Negative	SD	Chemo	2
Negative	SD	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. anti-PD1 inhibitor). Slowed tumor progression in 7 out of 9 patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable to date, all but one received prior treatments. One subject withdrew consent.*
- *Genprex does not intend to reopen enrollment in the Phase I/II trial at this time.*

GPX-001 + ERLOTINIB COMBINATION



Swimmer Plot of Best Response, with Time on Study
EGFR status/mutation
Negative
Negative
Positive (exon 18+20)
Negative
Negative
Negative
Negative
Negative
Positive (exon 21)
Negative
Negative
Positive (exon 21)
SD
SD
CR
SD
SD
SD
SD
SD
SD
SD
SD
SD
Chemotherapy
Chemotherapy+Immunotherapy
Erlotinib
0
10
20
30
40
Weeks
Dose Level
Ph1DL1
Ph1DL2
Ph1DL3
Ph2

GPX-001 SHOWS SYNERGY WITH IMMUNOTHERAPIES

TUSC2 IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER



Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.



Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

GPX-001 SHOWS SYNERGY WITH IMMUNOTHERAPIES

TUSC2 IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

TUSC2 + PEMBRO

Strong antitumor immune responses of anti-PD1 were found against PDX tumors developed in humanized mice.



Humanized (Wk2)
Non-Humanized (Wk2)
Control
TUSC2
Pembro
Comb

TUSC2 + PEMBRO + CHEMO

TUSC2+anti-PD1+chemo combination resulted in metastasis regression significantly greater than either TUSC2 alone or antiPD1+chemo.



Post-Treatment (Wk3)
No Treatment
TUSC2
Carbo+ Pembro
Carbo+Pembro+ TUSC2

DIABETES PROGRAM



DIABETIC PATIENTS IN NEED OF MODERN THERAPY

GPX-002 MAY ELIMINATE NEED FOR INSULIN IN DIABETIC PATIENTS


105

Type 1 and Type 2 diabetes affect approximately **34 million people in the U.S**, or 10 percent of the U.S. population.

May replace daily burden of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

Holds potential to provide long-term effectiveness, or **may even be a cure**, for diabetic patients.

GPX-002 REPLENISHES LEVELS OF INSULIN

REPROGRAMS AND RESTORES CELL FUNCTION

Novel infusion process uses an endoscope and an AAV vector to deliver the Pdx1 and MafA genes to the pancreas.

Transforms alpha cells in the pancreas into functional beta-like cells, which can produce insulin but are distinct enough from beta cells to evade the body's immune system.

In vivo, pre-clinical studies show that GPX-002 **restored normal blood glucose levels** for an extended period of time.



Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

A Phase I clinical trial could be the first-ever gene therapy tested in humans for diabetes.

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012

KEY MILESTONES THROUGH EARLY 2021

MANUFACTURING

- Complete preparation of lipid nanoparticle delivery system and TUSC2 DNA plasmid for clinical expansion
- Complete manufacturing scale-up to support trial site expansion and commercial-scale development

CLINICAL

- Continue preparations for combination clinical trials of GPX-001 with Tagrisso® and Keytruda®, respectively, while planning to initiate these trials in the first half of 2021

RESEARCH & DEVELOPMENT

- Conduct additional preclinical research for our oncology platform technologies, including new cancer indications
- Conduct additional preclinical development for GPX-002, our diabetes gene therapy

BRANDING

- Pursue non-proprietary drug name and brand drug name
- Increase public awareness of company news and developments

SOME TARGETED THERAPY COMPANY VALUATIONS

COMPANY	SYMBOL	EXCHANGE	INDICATION	DRUG CANDIDATE/TARGET	PHASE	VALUATION
Iovance Biotherapeutics	IOVA	Nasdaq	Melanoma, Head and Neck, Cervical, NSCLC, Chronic Lymphocytic Leukemia	Tumor-Infiltrating Lymphocytes	Phase 3(1)	$4.713 Bil
Mirati Therapeutics	MRTX	Nasdaq	NSCLC, Colorectal, Renal Cell, Ovarian	MRTX-849, Sitravatinib	Phase 3(2)	$7.455 Bil
Syndax Pharmaceuticals	SNDX	Nasdaq	Solid Tumors, Leukemia	Entinostat, Axatilimab, SNDX-5613	Phase 3(2)	$537 Mil
Turning Point Therapeutics	TPTX	Nasdaq	NSCLC and solid tumors	Repotrectinib	Phase 2	$3.730 Bil
Genprex, Inc.	**GNPX**	**Nasdaq**	**NSCLC**	**GPX-001 (quaratusugene ozeplasmid)**	**Phase 2**	**$130 Mil**

Updated 09/25/2020; (1) Melanoma and Cervical, (2) and various Ph 1/2

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD

Chairman & Chief Executive Officer

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



CATHERINE VACZY

Executive VP & Chief Strategy Officer

- 20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



MICHAEL REDMAN

Executive VP & Chief Operating Officer

- 30+ years of experience in pharmaceutical and biotech industry, including executive leadership roles



RYAN CONFER, MS

Chief Financial Officer

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer

MEET OUR TEAM

COMPANY MANAGEMENT



THOMAS GALLAGHER, JD

Senior Vice President, IP and Licensing

- 20+ years of expertise in biotech IP law, business development, licensing transactions
- Seasoned IP executive and attorney



WILLIAM GANNON, JR., MD MBA

Vice President of Regulatory Affairs

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management



SHANNON INMAN

Vice President of Global Clinical Operations

- 20+ years of clinical operations expertise leading international clinical operations teams, overseeing multi-center global clinical trials

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH

MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



PASI ANTERO JÄNNE

MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science



TONY S. K. MOK

MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group
- Chairman, Department of Clinical Oncology; Professor of Clinical Oncology, Chinese University Hong Kong



GEORGE SIMON

MD

- Professor, Department of Thoracic/Head and Neck Medical Oncology, Division of Cancer Medicine, UT MD Anderson Cancer Center

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD

Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



JOSE A. MORENO TOSCANO

Board Director

- Chief Executive Officer, LFB USA Inc
- 20+ years of experience in pharma and biotech industries

Photo Coming Soon

WILLIAM R. WILSON, JR.

Board Director

- Chief Executive Officer, Wilson Land & Cattle Co.
- 40+ years of legal experience spanning health care, biotech, clinical trial management



BRENT LONGNECKER

Board Director

- Chief Executive Officer, Longnecker & Associates
- 30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



JAMES E. ROTHMAN, PHD

Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

WE BELIEVE

IN A FUTURE OF

TRANSFORMATIONAL

PATIENT CARE

21ST CENTURY GENE THERAPIES

MARKET GAPS AND UNMET NEED

COMBINATION TRIALS WITH TOP SELLING DRUGS

SCALING UP MANUFACTURING

EXPLORING NEW INDICATIONS AND PARTNERSHIPS

Genprex™

NASDAQ: GNPX

1601 Trinity St, Bldg B, #3.312.09, Austin, Texas 78712
(877) 774 - GNPX | investors@genprex.com